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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 14, 2004
                Date of Report (Date of earliest event reported)

                           QUAKER CHEMICAL CORPORATION
             (Exact name of Registrant as specified in its charter)

                          Commission File Number 0-7154

            PENNSYLVANIA                                    No. 23-0993790
   (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                         Identification No.)

                                 One Quaker Park
                                901 Hector Street
                        Conshohocken, Pennsylvania 19428
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (610) 832-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition.

      On October 14, 2004, Quaker Chemical Corporation announced guidance relating to its results of operations for the quarter ended September 30, 2004 in a press release, the text of which is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

      The following exhibit is included as part of this report:

      Exhibit No.
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      99.1              Press Release of Quaker Chemical Corporation dated
                        October 14, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    QUAKER CHEMICAL CORPORATION
                                                    Registrant

      Date: October 14, 2004                        By: /s/ Neal E. Murphy
                                                        ------------------------
                                                        Neal E. Murphy
                                                        Vice President and
                                                        Chief Financial Officer

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